                                                                   EXHIBIT 10.2
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                             CONTRIBUTION AGREEMENT



                                 BY AND BETWEEN

                              ARCPI HOLDINGS, INC.,
                             A TENNESSEE CORPORATION

                                       AND

                        FORT AUSTIN LIMITED PARTNERSHIP,
                           A TEXAS LIMITED PARTNERSHIP

                            ARC SANTA CATALINA, INC.,
                             A TENNESSEE CORPORATION

                            ARC RICHMOND PLACE, INC.,
                             A DELAWARE CORPORATION

                      FREEDOM VILLAGE OF HOLLAND, MICHIGAN,
                         A MICHIGAN GENERAL PARTNERSHIP

                    FREEDOM VILLAGE OF SUN CITY CENTER, LTD.,
                          A FLORIDA LIMITED PARTNERSHIP

                 LAKE SEMINOLE SQUARE MANAGEMENT COMPANY, INC.,
                             A TENNESSEE CORPORATION

                    FREEDOM GROUP-LAKE SEMINOLE SQUARE, INC.,
                             A TENNESSEE CORPORATION

                              ARC BRANDYWINE, LLC,
                      A TENNESSEE LIMITED LIABILITY COMPANY

                                       AND

                      HEALTH CARE PROPERTY INVESTORS, INC.,
                             A MARYLAND CORPORATION



                             DATED: AUGUST 14, 2002


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


                                TABLE OF CONTENTS


1.       Contribution by HCPI and Redemption of the Contributing Subsidiaries.....................................2
         1.1      Contribution....................................................................................2
         1.2      Payment of the Contribution Amount..............................................................2
         1.3      Redemption......................................................................................2

2.       Closing..................................................................................................2

3.       Effective Date Opinion...................................................................................3

4.       Closing Deliveries.......................................................................................3
         4.1      Documents to be Delivered by ARCPI, the Contributing Subsidiaries and the Subject Companies.....3
         4.2      Documents and Monies to be Delivered by HCPI....................................................4

5.       Conditions to Closing....................................................................................5
         5.1      Conditions to Obligation of HCPI to Close.......................................................5
         5.2      Conditions to Obligation of ARCPI and the Contributing Subsidiaries to Close....................6

6.       Admission of HCPI as Member of Each Subject Company and Subsequent Redemption............................6

7.       Gross Asset Value, Net Asset Value and Capital Account Adjustments.......................................6

8.       Continuation.............................................................................................7

9.       Representations and Warranties of ARCPI and the Contributing Subsidiaries................................7
         9.1      Organization, Good Standing and Qualification...................................................7
         9.2      Power and Authority.............................................................................7
         9.3      Outstanding Membership Interests of the Subject Companies.......................................7
         9.4      Ownership.......................................................................................8
         9.5      Due Authorization, Execution and Delivery; Binding Obligations..................................8
         9.6      No Violation....................................................................................8
         9.7      No Defaults.....................................................................................9
         9.8      Conditions of HCPI Loan Agreement...............................................................9
         9.9      Books and Records...............................................................................9
         9.10     Business of the Subject Companies...............................................................9
         9.11     Subsidiaries....................................................................................9
         9.12     Consents........................................................................................9
         9.13     Brokers.........................................................................................9
         9.14     Taxes...........................................................................................9
         9.15     Litigation.....................................................................................10
         9.16     Legal Compliance...............................................................................10
         9.17     Undisclosed Liabilities........................................................................10
         9.18     Investment Company.............................................................................10
         9.19     Related Party Transactions.....................................................................10

         9.20     Full Disclosure................................................................................11
         9.21     Compliance with REIT Protections...............................................................11

10.      Representations and Warranties of HCPI..................................................................11
         10.1     HCPI's Organization............................................................................11
         10.2     Authorization of Agreement.....................................................................11
         10.3     No Violation...................................................................................11
         10.4     Litigation.....................................................................................12
         10.5     Investment Intent..............................................................................12

11.      Further Agreements of the Parties.......................................................................12
         11.1     Notices........................................................................................12
         11.2     Expenses.......................................................................................12

12.      Indemnification and Related Matters.....................................................................12
         12.1     Indemnification................................................................................12

13.      Miscellaneous...........................................................................................13
         13.1     Survival of Representations and Warranties and Covenants.......................................13
         13.2     Entire Agreement...............................................................................13
         13.3     GOVERNING LAW..................................................................................13
         13.4     WAIVER OF JURY TRIAL...........................................................................14
         13.5     Confidentiality................................................................................14
         13.6     Public Disclosure..............................................................................14
         13.7     Headings.......................................................................................15
         13.8     Notices........................................................................................15
         13.9     Separability...................................................................................16
         13.10    Attorneys' Fees................................................................................16
         13.11    Waiver.........................................................................................16
         13.12    Binding Effect; Assignment.....................................................................16
         13.13    Counterparts...................................................................................16
         13.14    No Third-Party Beneficiary.....................................................................16
         13.15    Exhibits 17
         13.16    Miscellaneous..................................................................................17
         13.17    Waiver.........................................................................................17
         13.18    Additional Acts................................................................................17
         13.19    No Presumption.................................................................................17
         13.20    Facsimile Signatures...........................................................................17


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


                             CONTRIBUTION AGREEMENT

                  This CONTRIBUTION Agreement (this "Agreement") is made and entered into as of August 14, 2002 (the "Effective Date") between ARCPI Holdings, Inc., a Tennessee corporation ("ARCPI"), ARCPI's direct and indirect subsidiaries as set forth on Schedule A attached hereto (individually, a "Contributing Subsidiary" and collectively the "Contributing Subsidiaries") and Health Care Property Investors, Inc., a Maryland corporation ("HCPI").

                                    RECITALS

                  A. Pursuant to a restructuring of ARCPI and its subsidiaries, each Contributing Subsidiary will transfer certain real property together with the improvement thereon and personal property associated therewith (each, a "Property"), as set forth and described on Schedule A to a limited liability company also set forth on Schedule A attached hereto (individually, a "Subject Company" and collectively the "Subject Companies"), which Subject Companies are currently formed or are anticipated to be formed by ARCPI. In exchange for the transfer of the Property from a Contributing Subsidiary to a Subject Company, each Subject Company will issue to the applicable Contributing Subsidiary a membership interest in such Subject Company. Following the Contributing Companies' receipt of the membership interests in the Subject Companies, ARCPI will own One percent (1%) of the membership interests in the Subject Companies. Thereafter, the Contributing Subsidiaries will distribute Eighty-Nine and 2/10ths percent (89.2%) of such interests to ARCPI, such that following such distribution, ARCPI will own Ninety and 2/10ths percent (90.2%) of each Subject Company. Upon completion of the restructuring, ARCPI, together with the applicable Contributing Subsidiary will be the sole members of each Subject Company. The members' interests in each Subject Company, including, without limitation, the members' interests in the profits and losses in each Subject Company, the members' capital account in each Subject Company and the members' rights, title, interests and obligations as the members in each Subject Company shall be referred herein with respect to each Subject Company as the "Membership Interests."

                  B. HCPI desires to make a contribution to each Subject Company in exchange for the issuance of the HCPI Membership Interest (as defined below) in each Subject Company (the "Contribution"), as more particularly set forth herein.

                  C. Immediately following the Contribution, each Contributing Subsidiary desires to have its entire Membership Interests in the Subject Companies redeemed by the applicable Subject Company (the "Redemption").

                  D. ARCPI and each Contributing Subsidiary will cause each of the Subject Companies to accept HCPI's Contribution and to use only the proceeds of the Contribution to fund the Redemption of the Contributing Subsidiaries' entire Membership Interests.

                  E. Upon receipt of the HCPI Membership Interest by HCPI in each of the Subject Companies as set forth herein, HCPI desires to become a member of each of the Subject Companies.

                  F. In connection with the receipt of the HCPI Membership Interest by HCPI in each of the Subject Companies, and effective immediately following the Redemption, HCPI and ARCPI desire to amend and restate the limited liability company operating agreements of each of the Subject Companies (each, an "Amended and Restated Operating Agreement") to reflect, among other things, the admission of HCPI as a member to each of the respective Subject Companies, a restatement of the Adjusted Gross Asset Value (as defined below) of each of the Subject Companies' assets for the purpose of maintaining capital accounts under the respective Amended and Restated Operating Agreements, and an adjustment in the capital accounts of ARCPI and HCPI in each of the Subject Companies to reflect such restatement as a result of HCPI's Contribution and the Redemption.

                  G. ARCPI is also the borrower and HCPI is also the lender pursuant to that certain Loan Agreement of even date herewith (the "HCPI Loan Agreement") pursuant to which HCPI, as lender, has agreed to make a loan (the "HCPI Loan") to ARCPI in the original principal amount of One Hundred Twelve Million Seven Hundred Fifty Thousand Dollars ($112,750,000) upon and subject to the terms in the HCPI Loan Agreement and the other Loan Documents (as defined in the HCPI Loan Agreement).

                                    AGREEMENT

         1.       Contribution by HCPI and Redemption of the Contributing
Subsidiaries.

                  1.1 Contribution. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), HCPI will contribute and deliver to the Subject Companies, an amount in aggregate of Twelve Million Two Hundred Fifty Thousand Dollars ($12,250,000) (the "Contribution Amount"). In exchange for the Contribution Amount, ARCPI and the appropriate Contributing Subsidiary will cause the appropriate Subject Company to issue, convey and deliver to HCPI a Membership Interest in each Subject Company such that immediately following the Redemption, HCPI will hold a Nine and 8/10ths percent (9.8%) Membership Interest (the "HCPI Membership Interest") in each Subject Company and ARCPI will hold a Ninety and 2/10ths percent (90.2%) Membership Interest in each Subject Company, all subject to the terms of the Amended and Restated Operating Agreements.

                  1.2 Payment of the Contribution Amount. The Contribution Amount shall be paid at the Closing by wire transfer of immediately available funds to accounts designated by ARCPI.

                  1.3 Redemption. Immediately following the Contribution by HCPI, ARCPI, each Contributing Subsidiary and HCPI agree to cause each Subject Company to use the portion of the Contribution Amount received by each Subject Company to redeem each Contributing Subsidiary's entire Membership Interest in the applicable Subject Company in full.

         2. Closing. The contribution of the Contribution Amount, Redemption and issuance of the HCPI Membership Interest in each Subject Company shall occur in immediate succession (the "Closing") and shall take place at the offices of Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626 (or at such other place as the parties may agree in writing) on the Funding Date (as defined in the HCPI Loan Agreement), and shall occur, if at all, immediately prior to the funding of the HCPI Loan and at such time as all conditions to the funding of the HCPI Loan have been satisfied. The date on which the Closing is held is referred to in this Agreement as the "Closing Date." At the Closing, the parties shall execute and deliver the documents referred to in Section 4.

         3. Effective Date Opinion. On the Effective Date, counsel for ARCPI shall deliver an opinion, subject to customary qualifications and limitations, as to (i) the power and authority of ARCPI and to execute and deliver this Agreement and perform their obligations hereunder, (ii) the due authorization, execution and delivery of this Agreement by ARCPI and (iii) the enforceability of this Agreement against ARCPI.

         4.       Closing Deliveries.

                  4.1 Documents to be Delivered by ARCPI, the Contributing Subsidiaries and the Subject Companies. At the Closing, ARCPI and the Contributing Subsidiaries shall deliver, and shall cause the Subject Companies to deliver, to HCPI the following:

                           (a)      an Amended and Restated Operating Agreement
for each Subject Company, in a form and substance reasonably acceptable to HCPI and duly executed by ARCPI;

                           (b)      a certificate, dated as of the Closing Date,
executed by an officer of ARCPI certifying true, complete and effective copies of (i) the resolutions of the board of directors of ARCPI, authorizing the execution, delivery and performance of this Agreement and all agreements, documents and instruments to be delivered pursuant to this Agreement (the "Transaction Documents") to which ARCPI is a party, (ii) ARCPI's Articles of Incorporation, (iii) ARCPI's Bylaws and (iv) resolutions of the board of directors of ARCPI authorizing ARCPI in its capacity as a member of each of the Subject Companies to approve the (y) issuance of the HCPI Membership Interests and (z) the Redemption, by each of the Subject Companies;

                           (c)      certificates, dated as of the Closing Date,
executed by an officer, manager or general partner, as the case may be, of each Contributing Subsidiary certifying true, complete and effective copies of the
(i) resolutions of the board of directors, management or general partners, as the case may be, of such Contributing Subsidiary authorizing the execution, delivery and performance of this Agreement and the Transaction Documents to which the Contributing Subsidiary is a party, (ii) the applicable charter documents of the Contributing Subsidiary and (iii) resolutions of the applicable authorizing body of each of the Contributing Subsidiaries authorizing each of the Contributing Subsidiaries in its capacity as a member of each of the appropriate Subject Companies to approve (y) the issuance of the HCPI Membership Interests and (z) the Redemption, by such Subject Company.

                           (d)      a certificate, dated as of the Closing Date,
executed by ARCPI in its capacity as a member of each Subject Company, certifying true, complete and effective copies of (i) each Subject Company's Articles of Organization and (ii) each Subject Company's Operating Agreement in effect immediately prior to the Closing;

                           (e)      evidence reasonably satisfactory to HCPI
that the person or persons executing this Agreement, the Amended and Restated Operating Agreement or any of the other Transaction Documents to be delivered by or on behalf of ARCPI or the Contributing Subsidiaries at the Closing have full right, power and authority to do so;

                           (f)      a certificate dated as of the Closing Date,
executed by officers of ARCPI and each of the Contributing Subsidiaries certifying that the representations and warranties of ARCPI and the Contributing Subsidiaries provided under Section 9 are true and correct and that ARCPI and the Contributing Subsidiaries have performed and observed, in all material respects, all covenants and agreements to be performed and observed by it under this Agreement or any other Transaction Document as of the Closing Date;

                           (g)      an additional opinion of counsel to ARCPI
and the Contributing Subsidiaries subject to customary qualifications and limitations, as to the matters set forth in Sections 9.1, 9.2 , 9.3, 9.4, 9.5 and, 9.6 in form and substance acceptable to HCPI;

                           (h)      date down certificates of good standing
dated as of the Closing Date for ARCPI, each Contributing Company and each Subject Company and date down qualifications to do business, dated as of the Closing Date, for each Subject Company in each jurisdiction in which such Subject Company is qualified to do business or owns real property;

                           (i)      a schedule, acceptable to HCPI, designating,
with respect to each of the Subject Companies, the Adjusted Gross Asset Value, the Adjusted Net Asset Value, HCPI's Adjusted Capital Account and ARCPI's Adjusted Capital Account pursuant to Section 7 of this Agreement; and

                           (j)      an affidavit from each Contributing
Subsidiary, stating under penalty of perjury, such Contributing Subsidiary's United States taxpayer identification number and that such Contributing Subsidiary is not a foreign person pursuant to Section 1445(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code") and a comparable affidavit satisfying applicable state and any other withholding requirements.

                  4.2 Documents and Monies to be Delivered by HCPI. At the Closing, HCPI shall deliver to ARCPI and the Contributing Subsidiaries the following:

                           (a)      an Amended and Restated Operating Agreement
for each Subject Company, in form and substance reasonably acceptable to ARCPI and the Contributing Subsidiaries and duly executed by HCPI;

                           (b)      a certificate, dated as of the Closing Date,
executed by an officer of HCPI certifying true, complete and effective copies of
(i) the resolutions of the board of directors of HCPI authorizing the execution, delivery and performance of this Agreement and all Transaction Documents to which HCPI is a party, (ii) HCPI's Articles of Restatement and (iii) HCPI's Bylaws;

                           (c)      evidence reasonably satisfactory to ARCPI
that the person or persons executing this Agreement, the Amended and Restated Operating Agreement or any of the other Transaction Documents to be delivered by or on behalf of HCPI at the Closing have full right, power and authority to do so;

                           (d)      a certificate dated as of the Closing Date,
executed by an officer of HCPI certifying that the representations and warranties of HCPI provided under Section 9 are true and correct; and

                           (e)      the Contribution Amount, which amount shall
be paid by wire transfer of immediately available funds to accounts designated by ARCPI.

         5.       Conditions to Closing.

                  5.1      Conditions to Obligation of HCPI to Close.

                           (a)      HCPI Loan.  All Conditions to the funding of
the HCPI Loan Agreement as set forth in Article III of the HCPI Loan Agreement shall have been satisfied and the Funding Date shall be set to occur immediately following the Closing hereunder.

                           (b)      Reformation of Subject Companies.  Each of
the Subject Companies shall have been reformed and organized as a limited liability company under the laws of the State of Delaware to the extent not already so organized, and shall be in good standing as a limited liability company in the State of Delaware, and qualified to do business in each jurisdiction in which it owns real property.

                           (c)      No Default. No event or circumstance shall
have occurred that would constitute by itself or with notice or lapse of time, or both, an event of default by ARCPI or any affiliate of ARCPI under any lease, agreement or other instrument now or hereafter made with or in favor of HCPI or an affiliate of HCPI, including, without limitation, the HCPI Loan Agreement.

                           (d)      Performance and Delivery of Documents at
Closing. Each of ARCPI, the Contribution Subsidiaries and the Subject Companies shall have performed each and all of the covenants and obligations required to be performed by it and shall have delivered all documents required to be delivered pursuant to Section 4.1 on or prior to the Closing.

                           (e)      UCC Search. HCPI shall have received and
approved UCC searches and real property lien searches against ARCPI, each Contributing Company and each Subject Company showing no liens on any of ARCPI's or the Contributing Companies' property or assets relating to the Subject Companies and no liens on the Subject Companies' property other than as disclosed in, or permitted by, the HCPI Loan Agreement or the schedules thereto.

                           (f)      Redemption. All conditions to the Redemption
shall have been satisfied and the Redemption shall be set to occur immediately following the Closing herein.

                           (g)      REIT Protections. HCPI shall be satisfied in
its reasonable discretion that HCPI's ownership of the HCPI Membership Interest in each of the Subject Companies would not adversely affect HCPI's ability to qualify as a real estate investment trust ("REIT") qualifying under the Internal Revenue Code of 1986, as amended (the "Code") Section 856, et seq.

                           (h)      Representations and Warranties; Officer's
Certificates. Each and all of the representations and warranties of ARCPI and the Contributing Subsidiaries hereunder shall be true and correct on and as of the Closing Date, as though given as of the Closing Date and ARCPI and the Contributing Subsidiaries, pursuant to Section 4.1(f), shall have delivered to HCPI an officer's certificate to that effect.

                  5.2 Conditions to Obligation of ARCPI and the Contributing Subsidiaries to Close.

                           (a)      HCPI Loan. All Conditions to the HCPI Loan
Agreement as set forth in Article III of the HCPI Loan Agreement shall have been satisfied and the Funding Date shall be set to occur immediately following the Closing hereunder.

                           (b)      Performance and Delivery of Documents at
Closing. HCPI shall have performed each and all of the covenants and obligations required to be performed by it and shall have delivered all documents required to be delivered pursuant to Section 4.2 on or prior to the Closing.

                           (c)      Representations and Warranties; Officer's
Certificates. Each and all of the representations and warranties of HCPI hereunder shall be true and correct on and as of the Closing Date, as though given as of the Closing Date, and HCPI, pursuant to Section 4.2(d), shall have delivered to ARCPI and the Contributing Subsidiaries an officer's certificates to that effect.

         6. Admission of HCPI as Member of Each Subject Company and Subsequent Redemption.

                           (a)      Immediately upon receipt of the Contribution
Amount each of ARCPI and the Contributing Subsidiaries will cause the applicable Subject Company to issue the HCPI Membership Interest and admit HCPI as a Member to the applicable Subject Company.

                           (b)      Immediately following the contribution of
the Contribution Amount by HCPI, ARCPI, each Contributing Subsidiary and HCPI agree to cause each Subject Company to redeem the Membership Interest of the applicable Contributing Subsidiary using only the portion of the Contribution Amount received by such Subject Company and, immediately following the Redemption, cause each Contributing Subsidiary will withdraw as a member from the applicable Subject Company.

                           (c)      HCPI and ARCPI will be the sole Members of
each Subject Company following the Redemption.

         7. Gross Asset Value, Net Asset Value and Capital Account Adjustments. For the purposes of maintaining capital accounts under the Amended and Restated Operating Agreement for each Subject Company:

                           (a)      Immediately following the Redemption, the
Gross Asset Value (as defined in each Subject Company's respective operating agreement) of each Subject Company's assets shall be adjusted as of the Closing Date to cause the net asset value of such Subject Company's assets to be as set forth in Section 7(b) below (the "Adjusted Gross Asset Value").

                           (b)      Immediately following the Redemption, the
aggregate net asset value (which is the Gross Asset Value after taking into account each of the Subject Company's liabilities and secured debt) shall be One Hundred and Twenty-Five Million Dollars ($125,000,000) and shall be allocated among the Subject Companies as reasonably agreed by the parties (the "Adjusted Net Asset Value"). For the purpose of maintaining capital accounts under the respective Amended and Restated Operating Agreements of the Subject Companies, the Contribution Amount shall be allocated among the HCPI Membership Interests in the Subject Companies in proportion to the allocation of Adjusted Net Asset Value among the Subject Companies.

                           (c)      Immediately following the Redemption, HCPI
and ARCPI agree that the capital accounts in each Subject Company shall be correspondingly adjusted in accordance with Section 1.704-1(b)(2)(iv)(f) of the Treasury Regulations promulgated under the Code in order that HCPI's capital account shall be equal to an amount equivalent to Nine and 8/10ths Percent (9.8%) of the Adjusted Net Asset Value of such Subject Company and ARCPI's capital account shall be equal to an amount equivalent to Ninety and 2/10ths Percent (90.2%) of the Adjusted Net Asset Value of such Subject Company (the "Adjusted Capital Account").

         8. Continuation. HCPI, ARCPI and the Contributing Subsidiaries hereto agree that following the Closing each Subject Company is authorized to and shall continue its business without dissolution.

         9. Representations and Warranties of ARCPI and the Contributing Subsidiaries. Except as disclosed in the disclosure schedule attached herewith (the "Disclosure Schedule") by reference to the paragraph(s) below to which the disclosure pertains (and not by reference to a specific subparagraph therein to which a disclosure pertains), ARCPI and the Contributing Subsidiaries jointly and severally represent and warrant to HCPI that the following statements are and shall be true and correct on and as of the Effective Date and on and as of the Closing Date (except as otherwise expressly set forth below):

                  9.1 Organization, Good Standing and Qualification. ARCPI is duly incorporated, validly existing and in good standing under the laws of the State of Tennessee. As of the Closing Date, ARCPI will be validly existing and in good standing under the laws of the State of Delaware. Each of the Contributing Subsidiaries and each of Subject Companies that has been formed, is duly organized, validly existing and in good standing under the laws of its state of organization. ARCPI, each Contributing Subsidiary and each Subject Company is, or upon formation will be, qualified to do business in each jurisdiction in which the nature of its business or the properties owned or leased by it requires such qualification. As of the Closing Date each Subject Company shall be duly organized, validly existing and in good standing under the laws of the State of Delaware and shall be qualified to do business in each jurisdiction where it owns real property.

                  9.2 Power and Authority. ARCPI, each of the Contributing Subsidiaries and each of the Subject Companies have, or, with respect to the Subject Companies, upon formation will have, the corporate or other organizational power: (i) to carry on its business as now being conducted and as proposed to be conducted by it; (ii) to execute, deliver and perform this Agreement and the Transaction Documents to which it is a party; and (iii) to take all action as may be necessary to consummate the transactions contemplated hereunder or thereunder.

                  9.3 Outstanding Membership Interests of the Subject Companies. All of the outstanding Membership Interests of the Subject Companies have been, or upon formation of the applicable Subject Company will be, duly authorized for issuance, validly issued and not subject to pre-emptive rights. Except for this Agreement, there are no outstanding options or rights of any kind to acquire any Membership Interests or any securities convertible into any Membership Interests of the Subject Companies, nor are there any obligations to issue any such options, rights or securities. There are no restrictions of any kind on the transfer of membership interest, except as may be imposed by applicable Federal and state securities laws, the operating agreements of each of the Subject Companies and by the First Mortgage Loan Documents (as defined in the HCPI Loan Agreement). HCPI and ARCPI will be the sole Members of each Subject Company following the Redemption.

                  9.4 Ownership. All of the outstanding Membership Interests are held free and clear of all restrictions on transfer, liens, encumbrances, claims, security interests, warrants, purchase rights, options, taxes and charges created by or under ARCPI, any Contributing Subsidiary or any Subject Company or any of their affiliates or predecessors in interest. Neither ARCPI, its Subsidiaries (as defined in the HCPI Loan Agreement), any Contributing Subsidiary nor any of the Subject Companies is a party, or subject to, any agreement or commitment, written or oral, granting any rights (voting or otherwise) or options in or to such Membership Interests or any interest therein or (except as set forth in the First Mortgage Loan Documents) imposing any restrictions thereon. On the Closing, the HCPI Membership Interests shall be conveyed to HCPI free and clear of all restrictions on transfer (except as set forth in the First Mortgage Loan Documents or to be set forth in the Amended and Restated Operating Agreement for each Subject Company), liens, encumbrances, claims, security interests, warrants, purchase rights, options, taxes and charges of any kind.

                  9.5 Due Authorization, Execution and Delivery; Binding Obligations. This Agreement and the Transaction Documents have been duly authorized, executed and delivered by ARCPI and the Contributing Subsidiaries. This Agreement and the Transaction Documents are the legal, valid and binding obligations of ARCPI and each of the Contributing Subsidiaries party thereto, enforceable against ARCPI and each of the Contributing Subsidiaries party thereto, in accordance with their respective terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or similar law, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by Federal or state securities or other law, or the public policy underlying such laws.

                  9.6 No Violation. The execution, delivery and performance by ARCPI and each of the Contributing Subsidiaries of this Agreement and the Transaction Documents, the issuance and delivery of the HCPI Membership Interests, and the consummation of the transactions contemplated hereby and thereby do not (i) violate or conflict with the Articles of Incorporation or Bylaws, operating agreements or other charter or organization documents of ARCPI, the Contributing Subsidiaries or the Subject Companies, (ii) as of the Closing Date, conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of the performance required by, any indenture, loan or credit agreement, note, bond, mortgage, lien, lease, agreement, commitment, permit, concession, franchise, or license or other instrument, or any order, judgment or decree, to which ARCPI, the Contributing Subsidiaries or any Subject Company is a party or by which ARCPI, the Contributing Subsidiaries or any Subject Company or any of their respective properties are bound, (iii) violate any material law, rule, regulation or ordinance applicable to ARCPI, the Contributing Subsidiaries or the Subject Companies (iv) violate any order, ruling, judgment or decree of any court or other governmental agency binding on ARCPI, the Contributing Subsidiaries or any Subject Company or the Membership Interests, or (v) result in the creation of any lien, charge or encumbrance upon the Membership Interests, properties or assets of ARCPI, the Contributing Subsidiaries or any Subject Company.

                  9.7 No Defaults. As of the Closing Date, no event or circumstance will have occurred that would constitute by itself or with notice or lapse of time, or both, an event of default by ARCPI or any affiliate of ARCPI, any Contributing Subsidiary or any Subject Company under any lease, agreement or other instrument now or hereafter made with or in favor of HCPI or an affiliate of HCPI, including, without limitation, the HCPI Loan Agreement.

                  9.8 Conditions of HCPI Loan Agreement. As of the Closing Date, all Conditions to the funding of HCPI Loan Agreement as set forth in
Article III of the HCPI Loan Agreement will have been satisfied.

                  9.9 Books and Records. The Subject Companies' books and records contain complete and accurate records in all material respects of all meetings and other organizational actions of its members and committees thereof.

                  9.10 Business of the Subject Companies. The only activity of Subject Companies has been the ownership and leasing of the Leased Property (as defined in the HCPI Loan Agreement) and the activities related or incidental thereto and (ii) the Subject Companies have no and never have had any employees.

                  9.11 Subsidiaries. With the exception of ARC Santa Catalina Real Estate Holdings, LLC, which is a direct subsidiary ARC SC Holdings, LLC, a Subject Company, there are no direct or indirect Subsidiaries of any Subject Company and no Subject Company has any ownership interest, either of record or beneficially, of any other person or entity.

                  9.12 Consents. The execution and delivery by ARCPI and each Contributing Subsidiary of this Agreement, the sale, transfer and delivery of the HCPI Membership Interests, and the consummation of the transactions contemplated hereby, do not require any authorization, registration or filing with, or consent or approval of, any Federal, state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any other person or entity, other than such authorization, consent or approval which has been received by ARCPI and Contributing Subsidiaries prior to the Closing.

                  9.13 Brokers. With the exception of Cohen & Steers, neither ARCPI nor the Contributing Subsidiaries has employed or utilized the services of any broker or finder in connection with this Agreement, any of the Transaction Documents or the transactions contemplated hereby or thereby. HCPI and the Subject Companies shall have no liability for any fees due, any broker or finder in connection with this Agreement, any of the Transaction Documents or the transactions contemplated hereby or thereby.

                  9.14     Taxes.

                           (a)      ARCPI, the Contributing Subsidiaries and the
Subject Companies have timely and accurately filed all federal income tax returns and all other tax returns required to be filed by each of them and have timely paid all taxes and assessments payable by each of them which have become due except to the extent that such taxes or assessments are being contested in good faith by appropriate proceedings diligently pursued, and as to which ARCPI, the Contributing Subsidiaries and the Subject Companies, as the case may be, have established reserves acceptable to HCPI.

                           (b)      The Subject Companies are taxable as
partnerships for United States federal tax purposes and have not elected and will not elect to be taxable as corporations for United States federal tax purposes.

                  9.15 Litigation. There are no judicial or administrative actions, proceedings or investigations pending that question the validity of this Agreement or any action taken or to be taken by ARCPI, the Contributing Subsidiaries or the Subject Companies in connection with this Agreement. There is no litigation, proceeding or governmental investigation pending or any order, injunction or decree outstanding, against ARCPI, the Contributing Subsidiaries or the Subject Companies that, if adversely determined, would have a material adverse effect upon ARCPI, the Contributing Subsidiaries or the Subject Companies' ability to perform its obligations under this Agreement, under the Loan Documents or under the Master Lease (as defined in the HCPI Loan Agreement).

                  9.16 Legal Compliance. No action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been delivered or served against any Subject Company alleging any failure by the Subject Company to comply with any laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) applicable to the Subject Company or its properties and there is no reasonable basis for any suit, action, such proceeding, hearing, investigation, charge, complaint, claim, demand or notice against any Subject Company based on such non-compliance.

                  9.17 Undisclosed Liabilities. No Subject Company has any liability or obligation (and, to the knowledge of ARCPI or any Contributing Subsidiary, there is no reasonable basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any Subject Company giving rise to any liability or obligation), except for liabilities or obligations (i) described in, or permitted by Section 4.1(f) as scheduled on Schedule 4.1(f) of the HCPI Loan Agreement, (ii) described in a policy of title insurance delivered to HCPI relating to the Subject Company's real property, or (iii) under the Master Lease (as defined in the HCPI Loan Agreement).

                  9.18 Investment Company. Neither ARCPI, the Contributing Subsidiaries nor any of the Subject Companies are an "investment company" or a company "controlled" by and "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  9.19 Related Party Transactions. Except for the Master Lease (as defined in the HCPI Loan Agreement) and as permitted by the terms of the HCPI Loan Agreement, the Subject

Companies are not a party to any transaction or arrangement with ARCPI, the Contributing Subsidiaries or with any of the Subject Companies' members, officers or directors, or any entity controlled by any of them, which relates to or affects the ownership, lease or use or disposition of any assets, properties or the operations of the Subject Companies or the sale, lease or use of goods or services, or the loan of money or any extension of credit or guaranty, by or to the Subject Companies.

                  9.20 Full Disclosure. None of the representations or warranties made by ARCPI or the Contributing Subsidiaries in the Transaction Documents as of the date such representations and warranties is made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of ARCPI or the Contributing Subsidiaries in connection with the Transaction Documents and none of the representations and warranties in the HCPI Loan Agreement, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                  9.21 Compliance with REIT Protections. None of the Subject Companies hold any assets other than "real estate assets" as defined in Section 856(c)(5)(B) of the Code, the incidental personal property associated with the applicable "real estate assets," cash and cash items (including receivables) or generate or expect to generate any material amount of income which would not qualify under Sections 856(c)(3) and 856(d) of the Code.

         10. Representations and Warranties of HCPI. HCPI represents and warrants to ARCPI as follows:

                  10.1 HCPI's Organization. HCPI is a corporation duly organized, validly existing and in good standing under the laws of Maryland and has the full corporate power and authority to enter into and to perform this Agreement.

                  10.2 Authorization of Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by HCPI have been duly authorized by all necessary corporate action of HCPI and this Agreement constitutes the valid and binding obligation of HCPI enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency reorganization, moratorium, fraudulent transfer or conveyance or similar law, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability and except as rights of indemnity or contribution may be limited by Federal or state securities or other law, or the public policy underlying such laws.

                  10.3 No Violation. The execution, delivery and performance of this Agreement by HCPI will not (i) violate or conflict with the articles of restatement, bylaws or other constitutional documents of HCPI ; (ii) as of the Closing Date, conflict with, or result in the breach or termination of, or constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of the performance required by, any indenture, loan or credit agreement, note, bond, mortgage, lien, lease, agreement, commitment or other instrument or any order, judgment or decree, to which HCPI is a party or by which it or its properties are bound; or (iii) constitute a violation of any material law, rule, regulation, ordinance applicable to HCPI or (iv) violate any order, ruling, writ, judgment or decree of any court or other governmental agency binding on HCPI. No consent, approval or authorization of any governmental agency is required on the part of HCPI in connection with the execution, delivery and performance of this Agreement other than such consents, approval and authorizations as have been obtained by HCPI on or prior to the Closing.

                  10.4 Litigation. There are no judicial or administrative actions, proceedings or investigations pending that question the validity of this Agreement or any action taken or to be taken by HCPI in connection with this Agreement. There is no litigation, proceeding or governmental investigation pending or any order, injunction or decree outstanding, against HCPI that, if adversely determined, would have a material adverse effect upon HCPI's ability to perform its obligations under this Agreement.

                  10.5 Investment Intent. HCPI is acquiring the HCPI Membership Interests for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.

         11.      Further Agreements of the Parties.

                  11.1 Notices. Each party shall promptly notify the other party in writing of, and furnish to such party any information that such party may reasonably request with respect to, the occurrence of any event or the existence of any state of facts that would (a) result in the party's representations and warranties not being true, or (b) impair the party's ability to perform its obligations under this Agreement.

                  11.2 Expenses. ARCPI and the Contributing Subsidiaries, jointly and severally agree to pay on demand all costs and expenses of HCPI in connection with the preparation, execution, delivery, modification and amendment of this Agreement or any other Transaction Documents and the other documents to be delivered under the Transaction Documents, including the fees and out-of-pocket expenses of counsel for HCPI actually incurred with respect thereto and with respect to advising HCPI as to its rights and responsibilities under this Agreement or any other Transaction Document. In addition, ARCPI and the Contributing Subsidiaries shall, jointly and severally pay any and all stamp and other taxes payable or determined to be payable in connection with the execution, delivery, filing and recording of the this Agreement or any Transaction Document and the other documents to be delivered under this Agreement or any other Transaction Document.

         12.      Indemnification and Related Matters.

                  12.1     Indemnification.

                           (a)      ARCPI and the Contributing Subsidiaries
agree to, jointly and severally indemnify and hold HCPI and its affiliates, successors and any assigns of substantially all of their rights under this Agreement (and their respective officers, directors, employees and agents) harmless from and against all liabilities, losses, actions, suits, proceedings, claims, demands, assessments, judgments, penalties, fines, damages, losses, costs and expenses, including reasonable consulting costs and attorneys' fees ("Damages") arising or resulting from the following:

                                    (i)     a breach of any representation or
warranty on the part of ARCPI or the Contributing Subsidiaries under the terms of this Agreement or any other Transaction Document to which it is a party;

                                    (ii)    nonfulfillment of or failure to
comply with, any agreement or covenant on the part of the Subject Companies, ARCPI and/or the Contributing Subsidiaries under the terms of this Agreement or any other Transaction Document to which they are a party and required to be fulfilled or complied with by such parties after the Closing Date; and

                                    (iii)   for fees payable to Cohen & Steers
in connection with advisory services provided to ARCPI or the Contributing Subsidiaries relating to the preparation, execution and delivery of this Agreement or any other Transaction Document.

                           (b)      HCPI, agrees to indemnify and hold ARCPI and
the Contributing Subsidiaries and their affiliates, successors (and their respective officers, directors, employees and agents) harmless from and against all Damages arising or resulting from the following:

                                    (i)     a breach of any representation or
warranty on the part of HCPI under the terms of this Agreement or any other Transaction Document to which HCPI is a party; and

                                    (ii)    non-fulfillment of or failure to
comply with, any agreement or covenant on the part of HCPI under the terms of this Agreement or any other Transaction Document to which HCPI is a party and required to be fulfilled or complied with by HCPI after the Closing Date.

         13.      Miscellaneous.

                  13.1 Survival of Representations and Warranties and Covenants. All of the respective representations and warranties of ARCPI or the Contributing Subsidiaries, on the one hand, and of HCPI, on the other hand, set forth in this Agreement, the Transaction Documents or in such party's disclosure schedule, or in any certificates delivered by such party on the Closing Date pursuant hereto shall survive the Closing. The covenants of any party hereto that cannot be or are not fully performed by such party on or prior to the Closing Date shall survive the Closing until fully and finally performed.

                  13.2 Entire Agreement. This Agreement (with its Schedules and Exhibits) and the other Transaction Documents contain, and is intended as, a complete statement of all of the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters, and cannot be changed or terminated orally.

                  13.3 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS

AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF ARCPI AND THE CONTRIBUTING SUBSIDIARIES AND HCPI CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE COURTS. EACH OF ARCPI AND THE CONTRIBUTING SUBSIDIARIES AND HCPI IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS MAY BE MADE BY ANY MEANS PERMITTED BY NEW YORK LAW.

                  13.4 WAIVER OF JURY TRIAL. ARCPI, THE CONTRIBUTING Subsidiaries AND HCPI WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, AND AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS HEREBY WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE TRANSACTION DOCUMENTS.

                  13.5 Confidentiality. HCPI agrees that material, non-public information regarding ARCPI, its Subsidiaries, operations, assets, and existing and contemplated business plans shall be treated by HCPI in a confidential manner, and shall not be disclosed by it to persons who are not parties to this Agreement, except: (i) to counsel for and other advisors, accountants, and auditors to HCPI ; (ii) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; (iii) as may be agreed to in advance by ARCPI; (iv) as to any such information that is generally available to the public; and (v) in connection with any assignment, prospective assignment, sale, prospective sale, participation or prospective participation of HCPI's interests hereunder.

                  13.6 Public Disclosure. Prior to and after the Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement or the Transaction Documents will be made only in the form approved by HCPI except to the extent required by applicable law or regulation. The provisions of this Section 13.6 shall survive the Closing or any termination of this Agreement.

                  13.7 Headings. The section headings of this Agreement and titles given to Schedules to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

                  13.8 Notices. Any notice, consent, approval, demand or other communication required or permitted to be given hereunder (a "notice") must be in writing and may be served personally or by U.S. Mail. If served by U.S. Mail, it shall be addressed as follows:

                           If to ARCPI or the Contributing Subsidiaries:

                                            ARCPI Holdings, Inc.
                                            111 Westwood Place, Suite 200
                                            Brentwood, Tennessee 37027
                                            Attn:    Bill Sheriff, CEO
                                            Fax:     (615) 221-5284

                           with a copy to:

                                            Bass, Berry & Sims PLC
                                            AmSouth Center
                                            315 Deaderick Street, Suite 2700
                                            Nashville, Tennessee 37238-0002
                                            Attn:    T. Andrew Smith, Esq.
                                            Fax:     (615) 742-2760

                           If to HCPI:

                                            Health Care Property Investors, Inc.
                                            4675 MacArthur Court, Suite 900
                                            Newport Beach, California  92660
                                            Attn:    Legal Department
                                            Fax:     (949) 221-0607

                           with a copy to:

                                            Latham & Watkins
                                            650 Town Center Drive, Suite 2000
                                            Costa Mesa, California  92626
                                            Attn:    David C. Meckler, Esq.
                                            Fax:     (714) 755-8290

Any notice which is personally served shall be effective upon the date of service; any notice given by U.S. Mail shall be deemed effectively given, if deposited in the United States Mail, registered or certified with return receipt requested, postage prepaid and addressed as provided above, on the date of receipt, refusal or non-delivery indicated on the return receipt. In lieu of notice by U.S. Mail, either party may send notices by facsimile or by a nationally recognized overnight courier service which provides written proof of delivery (such as U.P.S. or Federal

Express). Any notice sent by facsimile shall be effective upon confirmation of receipt in legible form, provided that an original of such facsimile is also sent to the intended addressee by another method approved in this Section 13.8, and any notice sent by a nationally recognized overnight courier shall be effective on the date of delivery to the party at its address specified above as set forth in the courier's delivery receipt. Either party may, by notice to the other from time to time in the manner herein provided, specify a different address for notice purposes. It is understood that to the extent a Contributing Subsidiary has a separate address from ARCPI, such Contributing Subsidiary will provide written notice of such address to HCPI in accordance with the notice provisions of this Section 13.8.

                  13.9 Separability. In the event that any provision hereof would, under applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

                  13.10 Attorneys' Fees. If HCPI, ARCPI, or any of the Contributing Subsidiaries brings an action at law or other proceeding against the others to enforce any of the terms, covenants or conditions hereof or any instrument executed pursuant to this Agreement, or by reason of any breach or default hereunder or thereunder, the party prevailing in any such action or proceeding and any appeal thereupon shall be paid all of its costs and attorneys' fees by the other party to the proceeding.

                  13.11 Waiver. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by HCPI, ARCPI, or any of the Contributing Subsidiaries of a breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

                  13.12 Binding Effect; Assignment. This Agreement shall become effective when it shall have been executed by ARCPI, the Contributing Subsidiaries and HCPI and thereafter shall be binding upon and inure to the benefit of ARCPI, the Contributing Subsidiaries and HCPI and their respective successors and assigns, except that ARCPI and the Contributing Subsidiaries shall not have the right to assign any of their rights hereunder or any interest herein without the prior written consent of HCPI (which consent may be withheld or granted in HCPI's sole and absolute discretion).

                  13.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

                  13.14 No Third-Party Beneficiary. Except for the indemnified parties pursuant to Section 12.1, the provisions of this Agreement and the Transaction Documents to be executed and delivered at Closing are and will be for the benefit of HCPI, ARCPI and the Contributing Subsidiaries only and are not for the benefit of any third party; and, accordingly, no third party shall have the right to enforce the provisions of this Agreement or the Transaction Documents except, that the indemnified parties shall have the right to enforce the provisions of Section 12.1 that are given in their favor.

                  13.15 Exhibits. The exhibits attached hereto are incorporated herein by this reference for all purposes.

                  13.16 Miscellaneous. The headings inserted at the beginning of each section of this Agreement are inserted for convenience only and do not add to or subtract from the meaning of the contents of each section. All rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. Pronouns, wherever used herein, and of whatever gender, shall include natural persons and corporations and associations of every kind and character, and the singular shall include the plural wherever and as often as may be appropriate. Time is of the essence of each provision of this Agreement in which time is an element.

                  13.17 Waiver. Any party hereto may specifically waive any breach of this Agreement or the Transaction Documents by any other party, but no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving party may at any time, upon notice given in writing to the breaching party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from such time forward.

                  13.18 Additional Acts. In addition to the acts contemplated to be performed, executed and delivered by ARCPI, the Contributing Subsidiaries, any Subject Company or HCPI pursuant to this Agreement, ARCPI, the Contributing Subsidiaries and HCPI hereby agree to perform, execute and deliver or cause to be performed, executed and delivered at or following the Closing any and all further acts, deeds and assurances as HCPI, ARCPI or the Contributing Subsidiaries may reasonably require to (i) evidence and vest in HCPI the ownership of the HCPI Membership Interests, and (ii) consummate the transactions contemplated hereunder and under the Transaction Documents.

                  13.19 No Presumption. HCPI, ARCPI and the Contributing Subsidiaries and their attorneys have had full opportunity to review and participate in the drafting of the final form of this Agreement and the Transaction Documents. Accordingly, this Agreement and each Transaction Document shall be construed without regard to any presumption or other rule of construction against the party causing the agreement to be drafted.

                  13.20 Facsimile Signatures. In order to expedite the transaction contemplated herein, telecopied signatures may be used in place of original signatures on this Agreement or any Transaction Document. ARCPI, the Contributing Subsidiaries and HCPI intend to be bound by the signatures on the telecopied document, are aware that each other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement or any Transaction Document based on the form of signature. Following any facsimile transmittal, each party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of this Agreement.

                IN WITNESS WHEREOF, this Contribution Agreement has been duly executed by the parties as of the date first set forth above.


                                 ARCPI HOLDINGS, INC., a Tennessee corporation




                                 By: /s/ H. Todd Kaestner
                                    -------------------------------------------
                                    Name: H. Todd Kaestner
                                    Title: Executive Vice President



                                 THE CONTRIBUTING SUBSIDIARIES


                                 Fort Austin Limited Partnership, a
                                 Texas limited partnership


                                 By:      ARC Fort Austin Properties, Inc.,
                                          its General Partner



                                          By: /s/ H. Todd Kaestner
                                             ----------------------------------
                                             Name: H. Todd Kaestner
                                             Title: Executive Vice President


                                 ARC Santa Catalina, Inc., a Tennessee
                                 corporation



                                 By: /s/ H. Todd Kaestner
                                    -----------------------------------------
                                    Name: H. Todd Kaestner
                                    Title: Executive Vice President

                                ARC Richmond Place, Inc., a Delaware corporation


                                By: /s/ H. Todd Kaestner
                                   --------------------------------------------
                                   Name: H. Todd Kaestner
                                   Title: Executive Vice President


                                FREEDOM VILLAGE OF HOLLAND,
                                MICHIGAN, a Michigan general partnership

                                By:  ARC Holland, Inc.,
                                     its General Partner


                                     By: /s/ H. Todd Kaestner
                                        ---------------------------------------
                                        Name: H. Todd Kaestner
                                        Title: Executive Vice President

                                By:  ARC Freedom, Inc.,
                                     its General Partner


                                     By: /s/ H. Todd Kaestner
                                        ---------------------------------------
                                        Name: H. Todd Kaestner
                                        Title: Executive Vice President

                                 FREEDOM VILLAGE OF SUN CITY CENTER,
                                 LTD., a Florida limited partnership

                                 By:  ARC Freedom, Inc.,
                                      its General Partner

                                 By:  /s/ H. Todd Kaestner
                                      ----------------------------------------
                                      Name: H. Todd Kaestner
                                      Title: Executive Vice President


                                 LAKE SEMINOLE SQUARE MANAGEMENT
                                 COMPANY, INC., a Tennessee corporation


                                 By: /s/ H. Todd Kaestner
                                    ------------------------------------------
                                    Name: H. Todd Kaestner
                                    Title: Executive Vice President


                                 FREEDOM GROUP-LAKE SEMINOLE
                                 SQUARE, INC., a Tennessee corporation


                                 By: /s/ H. Todd Kaestner
                                    -------------------------------------------
                                    Name: H. Todd Kaestner
                                    Title: Executive Vice President


                                 ARC BRANDYWINE, LLC, a Tennessee limited liability company


                                 By: /s/ H. Todd Kaestner
                                    -------------------------------------------
                                    Name: H. Todd Kaestner
                                    Title: Executive Vice President


                                 HEALTH CARE PROPERTY INVESTORS, INC.,
                                 a Maryland corporation


                                 By: /s/ James G. Reynolds
                                    -------------------------------------------
                                    Name: James G. Reynolds
                                    Title: Executive Vice President

                                   SCHEDULE A
            CONTRIBUTING SUBSIDIARIES, SUBJECT COMPANIES AND PROPERTY


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      CONTRIBUTING SUBSIDIARY                           PROPERTY                              SUBJECT COMPANY
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
Fort Austin Limited Partnership, a    1.   Retirement Center located in Austin,     Fort Austin Real Estate Holdings,
Texas limited partnership             Texas, consisting of 30 assisted living       LLC, a Tennessee limited liability
                                      facility units, 149 independent living        company
                                      units and 90 skilled nursing beds commonly
                                      known as "Summit at Westlake Hills."

                                      2. Retirement Center located in Denver,
                                      Colorado, consisting of 43 assisted living facility units, 176 independent living units and 17 memory enhanced (Alzheimers) units commonly known as "Park Place."

                                      3. Retirement Center located in Ft. Worth,
                                      Texas, consisting of 40 assisted living
                                      facility units, 214 independent living
                                      units and 122 skilled nursing beds
                                      commonly known as "Broadway Plaza."

ARC Santa Catalina, Inc., a           ARC SC Holdings, LLC (Subject Company) is       ARC SC Holdings, LLC, a Delaware
Tennessee corporation                 the sole member of ARC Santa Catalina Real      limited liability company
                                      Estate Holdings, LLC a Delaware limited
                                      liability company. ARC Santa Catalina,
                                      Inc, has transferred or will be
                                      transferring the following property to ARC
                                      Santa Catalina Real Estate Holdings, LLC:

                                      Retirement Center located in Tucson,
                                      Arizona, consisting of 70 assisted living
                                      facility units, 162 independent living
                                      units, 15 memory enhanced (Alzheimer's)
                                      units and 42 skilled nursing beds commonly
                                      known as "Santa Catalina."
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
ARC Richmond Place, Inc., a           Retirement Center located in Lexington,         ARC Richmond Place Real Estate
Delaware corporation                  Kentucky, consisting of 60 assisted living      Holdings, LLC, a Tennessee
                                      facility units, 178 independent living          limited liability company
                                      units and 20 memory enhanced (Alzheimer's)
                                      units commonly known as "Richmond Place."

Freedom Village of Holland,           Retirement Center located in Holland,           ARC Holland Real Estate Holdings,
Michigan, a Michigan general          Michigan, consisting of 74 assisted living      LLC, a Tennessee limited
partnership                           facility units, 332 independent living          liability company
                                      units, 29 memory enhanced (Alzheimer's),
                                      and 15 skilled nursing beds commonly known
                                      as "Freedom Village Holland."

Freedom Village of Sun City Center,   Retirement Center located in Sun City,          ARC Sun City Center Real Estate
Ltd., a Florida limited partnership   Florida, consisting of 26 assisted living       Holdings, LLC, a Tennessee
                                      facility units, 428 independent living          limited liability company
                                      units and 108 skilled nursing beds
                                      commonly known as "Freedom Plaza Florida."

Lake Seminole Square Management       Retirement Center located in Seminole,          ARC Lake Seminole Square Real
Company, Inc., a Tennessee            Florida, consisting of 33 assisted living       Estate Holdings, LLC, a Tennessee
corporation and Freedom Group-Lake    facility units and 306 independent living       limited liability company
Seminole Square, Inc., a Tennessee    units commonly known as "Lake Seminole
corporation                           Square."

ARC Brandywine, LLC, a Tennessee      Retirement Center located in Brandywine,        ARC Brandywine Real Estate
limited liability company             Pennsylvania, consisting of 15 assisted         Holdings, LLC, a Tennessee
                                      living facility units, 292 independent          limited liability company
                                      living units, 18 memory enhanced
                                      (Alzheimer's) units, and 47 skilled nursing
                                      beds, commonly known as "Freedom Village
                                      Brandywine."
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